UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21055

T. Rowe Price Institutional Income Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2016

Item 1. Report to Shareholders

Institutional Global Multi-Sector Bond Fund	November 30, 2016

Highlights

●	Yields on high-quality developed market government bonds increased from ultralow or negative levels as investors began to anticipate an eventual unwind of the accommodative policies of global central banks.

●	The U.S. dollar generally strengthened, with the pound sterling falling particularly hard after the Brexit vote and many emerging market currencies losing ground following the U.S. election.
●	The Institutional Global Multi-Sector Bond Fund outperformed its market benchmark over the six-month period.
●	With several global risks still looming, including Federal Reserve rate hikes, the potential for political turmoil in Europe, or another downturn in commodity prices, we have positioned the portfolio with modest levels of credit risk and relatively high allocations to liquid sectors that we can reallocate if credit valuations become more attractive.

The views and opinions in this report were current as of November 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Global Multi-Sector Bond Fund

Dear Investor

U.S. growth accelerated in the second half of 2016, while inflation expectations picked up and U.S. Treasury yields increased markedly after Donald Trump’s victory in the U.S. presidential election. The UK’s surprising vote to leave the European Union (EU) did not weigh on European economies as much as some observers had feared, and toward the end of the reporting period, yields on developed market government bonds climbed as investors began to anticipate an eventual end to the accommodative monetary policies of central banks. Emerging market debt generated strong performance before selling off after the election in the U.S. High yield bonds produced solid gains, supported by commodity prices that stabilized above the recent lows from the beginning of 2016.

Performance Comparison

The Institutional Global Multi-Sector Bond Fund returned 1.05% for the six months ended November 30, 2016, outperforming the Bloomberg Barclays Global Aggregate ex-Treasury Bond USD Hedged Index, which returned 0.26%. The portfolio’s allocations to high yield bonds and bank loans and its overweight to Brazil contributed to its relative performance, overcoming the negative effects of exposure to emerging market currencies.

The fund is a highly diversified fixed income portfolio that invests in a broad range of securities: domestic and foreign, developed and emerging markets, higher-risk and higher-quality, government-issued, and corporate bonds. The fund represents a more aggressive diversified bond portfolio than many other T. Rowe Price offerings due to its substantial allocation flexibility across higher-risk sectors and foreign bonds, and our willingness to deviate significantly from the benchmark when we perceive attractive opportunities. However, the portfolio is designed to typically be less volatile than bond funds concentrated in a single higher-risk sector, such as high yield.

On February 1, 2017, the fund’s benchmark will change from the Bloomberg Barclays Global Aggregate ex-Treasury Bond USD Hedged Index to the Bloomberg Barclays Multiverse USD Hedged Index. The new benchmark represents a broader universe and is more reflective of the types of securities in which the fund invests. There are no changes anticipated to the portfolio as a result of the switch to the new benchmark, and it is not expected to impact how the portfolio is managed.

Market Environment

A slowdown in U.S. growth in the first half of 2016 helped convince the Federal Reserve to delay its second interest rate increase since the global financial crisis, but an acceleration in inflation expectations and tightening labor markets made a rate hike in December look increasingly likely. (The Fed raised rates in December, shortly after the end of the reporting period.) The economy grew at a disappointing 1.4% annual rate in the second quarter, but the latest available estimate of third-quarter gross domestic product (GDP) showed a much healthier 3.2% pace. Inflation expectations, which had been picking up modestly during the summer, moved meaningfully higher following Trump’s surprise victory in the U.S. presidential election as investors anticipated that the new administration would boost infrastructure spending and cut taxes.

In another political surprise in developed markets, the UK voted in late June to leave the EU. While the timing and mechanics of the Brexit are still uncertain, most observers initially anticipated that the move would weigh meaningfully on UK growth and perhaps even lead to a recession. In an effort to offset the negative economic effects of Brexit, the Bank of England cut interest rates for the first time since 2009 and resumed purchases of corporate bonds. GDP growth in the eurozone remained anemic as the region posted a 0.3% expansion rate in the third quarter, while inflation remained low. The European Central Bank (ECB) maintained its aggressive bond purchases and kept its benchmark lending rate at 0.0%. Amid concerns about a dwindling amount of Japanese sovereign debt available for trading, the Bank of Japan (BoJ) changed its government bond purchase program to target a 0.0% yield on the 10-year note instead of buying a set amount of bonds per month.

Growth in emerging markets as a whole continued to outpace expansion in developed countries. Within emerging markets, stabilization in the price of oil above its recent lows from early 2016 provided breathing room for economies that are highly dependent on commodity exports, such as Russia and Venezuela. The price of a barrel of Brent crude oil, the worldwide benchmark, started the reporting period at approximately $50. After dipping to just under $40 in early August, oil finished November at about $50 after OPEC announced that it would cut production. Brazil remained mired in recession, although President Michel Temer made meaningful progress toward implementing fiscal reforms that should better position the country for growth. China’s GDP expanded at a 6.7% rate in the third quarter, an enviable pace that is still slower than its above 7% growth in 2014 and much of 2015. The Chinese government currently targets annual growth of 6.5% to 7%. On the negative side, Turkey experienced a failed coup attempt in July that ultimately resulted in President Recep Tayyip Erdogan consolidating his power.

The monetary policies of emerging market central banks diverged in response to their varying economic growth trajectories and economic linkages. The Bank of Mexico raised its lending rate multiple times as inflationary pressures rose and the peso fell amid Trump’s campaign rhetoric about imposing more punitive terms of trade with Mexico. Brazil’s central bank, on the other hand, cut interest rates in October and November as receding inflation gave the bank room to act to stimulate the economy. The October move was Brazil’s first rate cut in four years.

Yields on developed market government debt generally increased, although the move to higher rates was most pronounced in U.S. Treasuries. Most developed market yield curves steepened, with longer-maturity rates increasing more than short-term yields. The 10-year U.S. Treasury yield hit a record low of 1.36% in early July following an unexpectedly weak employment report and the flight to quality in the immediate aftermath of the Brexit vote. U.S. Treasury yields began increasing as economic data improved over the summer and moved sharply higher after the presidential election as investors surmised that Trump would cut taxes and increase infrastructure spending. The yield on the 10-year U.S. Treasury note finished November at 2.37%. In the eurozone, the German 10-year bund yield dipped well into negative territory in early July, when the market consensus seemed to be that global central banks would maintain or even expand their accommodative policies. However, by the end of the reporting period, speculation that the ECB would begin tapering its asset purchases pushed the bund yield up to nearly 0.30%. The yield on the Japanese 10-year sovereign note followed a similar trajectory, although the BoJ targeted its yield at around 0% at the end of November.

Emerging market sovereign rates were less correlated with each other, given the differing monetary policies and political situations across individual countries. Yields on Brazil’s dollar-denominated government bonds were volatile and finished the reporting period lower as inflation pressures subsided and the country’s fiscal outlook improved. Mexican sovereign yields, however, were little changed until the U.S. presidential election, when the selling pressure on all Mexican assets drove rates sharply higher.

The Mexican peso also dropped steeply against the U.S. dollar, losing more than 10% for the reporting period. While the peso suffered more than most currencies against the U.S. dollar as a result of Mexico’s exposure to trade barriers that the Trump administration could enact, as well as its widespread use as a proxy for emerging markets risk in general, most other currencies also lost ground against the dollar. The British pound sterling plummeted over 14% in the six-month period after hitting a record low after the Brexit vote, while the euro lost almost 5% and the yen dropped more than 2.5%. In emerging markets, the Malaysian ringgit fell more than 7.5%. However, the South African rand moved against the broad trend, gaining over 12% versus the U.S. dollar in the reporting period.

U.S. high yield bonds rallied throughout the six-month period, benefiting from commodity prices stabilizing well above their recent lows. Noninvestment-grade bonds from issuers in the metals and mining industry and other commodity-related businesses, which account for a significant proportion of the U.S. high yield market, performed particularly well. In contrast, these industries make up a considerably smaller amount of the European high yield market, which led European noninvestment-grade bonds to lag their U.S. counterparts. U.S. and European investment-grade bonds generated much more restrained returns as a result of their longer durations as yields on government bonds increased. Asset-backed securities gained modestly, while mortgage-backed securities lost ground amid the increase in Treasury yields. Dollar-denominated emerging market debt also posted modest gains for the reporting period despite selling off meaningfully after the U.S. presidential election. Locally denominated bonds from emerging markets lagged as the currencies suffered.

Investment Review

Sector allocation, duration positioning, and security selection all contributed to the fund’s relative performance. The portfolio benefited from its out-of-benchmark exposure to high yield bonds and bank loans, which were among the strongest-performing fixed income sectors. Our overweight position in Brazil duration also contributed as Brazilian debt rallied, while the fund also benefited from an underweight to eurozone duration as yields on the region’s government bonds increased. Security selection in emerging markets, including positions in oil-related quasi-sovereign bonds, also contributed to relative returns.

However, the fund’s exposure to emerging market currencies weighed on relative returns, as the U.S. dollar strengthened. The Mexican peso was the primary detractor, although we eliminated the long position in the peso before the end of the reporting period. Short positions in the Japanese yen and the British pound were modest, partially offsetting relative performance factors.

At the beginning of the reporting period, the fund was conservatively positioned with a relatively low level of risk compared with its history, with meaningful allocations to global developed market sovereign bonds and mortgage-backed securities. The portfolio’s overall duration was shorter than that of the benchmark, with most of the short-duration positioning in developed markets. The fund had a long position in the U.S. dollar funded by short positions in currencies such as the Japanese yen and the euro, and a subsequent short position in the British pound sterling, which was an effective hedge in the aftermath of the Brexit vote when the pound plunged to record lows.

As the six-month period progressed, we further reduced the fund’s overall duration relative to the duration of the benchmark as the sharp post-Brexit rally in global developed market government debt drove yields to record lows. We maintained meaningful allocations to high yield bonds and bank loans, which tend to hold up better in an environment of rising interest rates than investment-grade bonds. In October, we boosted the portfolio’s allocation to locally denominated emerging market debt, funding the increase by selling developed market sovereigns. In the emerging market local sector, we continued to favor bonds from countries with stronger reform and growth prospects, including Brazil, Indonesia, and Serbia. By the end of September, we had shifted the portfolio’s currency positioning, closing the short position in the British pound, reducing the short position in the euro, and adding to select emerging market currencies such as the Mexican peso.

By the end of November, we had lengthened the portfolio’s duration by adding to duration in Germany and the U.S. as rates increased, although the fund’s overall duration was still short relative to that of the benchmark. We also lengthened duration in locally denominated emerging market debt. The fund’s exposure to credit sectors remained modest relative to its history. In currencies, while we think that the U.S. dollar’s strength is likely to continue in the near term, we made modest moves into currencies from emerging markets that offer higher yields and low inflation. We eliminated exposure to the Mexican peso following the U.S. presidential election.

When determining portfolio allocation targets among the various fixed income sectors, we actively consider both current and potential future liquidity. U.S. Treasuries and the sovereign debt of other developed markets, such as Germany and the UK, are typically very liquid. However, liquidity tends to decrease in sectors with increasing amounts of credit risk. Emerging market corporate bonds are an example of a sector in which it can be difficult to buy or sell efficiently in a “flight to quality” environment.

The fund maintains material holdings of various types of derivatives, primarily for hedging risk or gaining exposure to certain sectors. The fund’s exposure to derivatives contributed to absolute performance during the reporting period. Currency forward contracts were the principal contributors.

Outlook

The shift from developed market central banks boosting their accommodative monetary policies to lifting some of these policies will likely continue in 2017. The one major exception to this trend is in Japan, where the BoJ will probably need to maintain or even expand its aggressive asset purchases and ultralow rates to stimulate more growth. If the Trump administration is able to enact reflationary policies that boost U.S. growth, as the market currently seems to expect, the pace of Fed rate increases could even accelerate next year. This scenario would likely result in a sell-off in credit-related sectors, where valuations appear somewhat elevated.

With the Fed normalizing interest rates before other developed market central banks, the dollar appears poised to appreciate further. However, 2017 could well be a transition year in which other currencies, including those of some emerging markets, recover against the dollar. Political events in the eurozone, including French, Dutch, and German elections, are likely to affect the value of the euro next year should populist political parties gain momentum. Also, we may know more about the mechanics and timing of the UK’s exit from the EU in early 2017, with implications for the pound sterling as well as the euro.

In addition to central banks and developed market political change, the most significant global risks are the possibility of another downturn in the price of oil and the potential for an abrupt slowdown in China’s economic growth. A reversal of oil’s partial price recovery in 2016 would likely undermine investor confidence in riskier asset classes including high yield and emerging market bonds. While the recent OPEC agreement to cut production has supported prices, deals within the cartel have been tenuous in the past, and the production decisions of non-OPEC members now carry more weight in market prices. The higher oil prices of mid- and late 2016 could draw U.S. shale oil producers back into the market, tipping the balance of supply and demand further toward supply.

Our economists and sovereign debt analysts continue to believe that the most likely scenario in China is a controlled deceleration in economic growth that stretches out over years. However, a sharper downturn in growth would reverberate across global economies and markets. The Trump administration’s policies involving trade with China are currently uncertain and remain a meaningful wildcard that could dampen growth in both the U.S. and China as well as boost geopolitical risks in Asia.

With relative value across sectors still limited, we expect the majority of the near-term opportunities to come from interest rates and currencies, as well as credit security selection. We are confident that T. Rowe Price’s team of sector-specific credit analysts can help us navigate credit sectors, while our economists and sovereign debt analysts provide insights on individual countries that drive our interest rate and currency allocations. In this uncertain environment, we believe that our strengths in identifying return opportunities and risks, actively adjusting our portfolio allocations, and performing fundamental credit analysis will allow us to continue to generate solid long-term performance for our shareholders.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Steven C. Huber
Chairman of the fund’s Investment Advisory Committee

December 19, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Bond Investing

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. These risks are heightened for the fund’s investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.

Glossary

Bloomberg Barclays Asset Backed Securities Index: Tracks the performance of securities backed by assets including credit card, home equity, and auto loans.

Bloomberg Barclays CMBS ERISA-Eligible Index: An unmanaged index that tracks the performance of commercial mortgage-backed securities.

Bloomberg Barclays Global Aggregate ex-Treasury Bond U.S. Dollar Hedged Index: Tracks the global investment-grade fixed rate debt markets, excluding U.S. Treasury securities, and is hedged to the dollar.

Bloomberg Barclays Global Aggregate ex USD Bond Index: Tracks the performance of government, corporate, agency, and mortgage-related bonds in Europe, the Asia-Pacific region, and Canada.

Bloomberg Barclays Multiverse U.S. Dollar Hedged Index: Tracks the performance of the global fixed income market, including both investment-grade and high yield bonds.

Bloomberg Barclays U.S. Agency Bond Index: Tracks the performance of securities issued by U.S. agencies such as Fannie Mae (FNMA), Freddie Mac (FHLMC), and the Federal Home Loan Bank.

Bloomberg Barclays U.S. Corporate Investment-Grade Bond Index: A measure of corporate and noncorporate fixed income securities that are primarily rated investment grade (Baa by Moody’s Investors Service and BBB by Standard & Poor’s).

Bloomberg Barclays U.S. Mortgage Backed Securities Index: An index that tracks the performance of the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Bloomberg Barclays U.S. Treasury Bond Index: An unmanaged index of publicly traded obligations of the U.S. Treasury.

Basis point: Equivalent to 0.01 percentage points.

Credit spreads: The additional yield that investors demand to hold a bond with credit risk compared with a Treasury security with a comparable maturity date.

Credit Suisse High Yield Index: An index that tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a four-year duration would fall about 4% in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the U.S. The Federal Reserve sets a target federal funds rate to affect the level and direction of market rates.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

J.P. Morgan Emerging Markets Bond Index Plus: Tracks the total return of U.S. dollar and external currency debt instruments traded in emerging markets.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses
T. Rowe Price Institutional Global Multi-Sector Bond Fund

Growth of $1 Million

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Global Multi-Sector Bond Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Global Multi-Sector Bond Fund
November 30, 2016 (Unaudited)

(Amounts in 000s)

SWAPS 0.0%

	Notional Amount	Market Value	Initial Value	Unrealized Gain (Loss)
CENTRALLY CLEARED SWAPS 0.0%				
Interest Rate Swaps 0.0%				
5 Year Interest Rate Swap, Receive Fixed 1.671%, Pay Variable 1.515% 3-Month LIBOR, 12/8/20	1,050	$ 6	$ —	$ 6
Total Centrally Cleared Interest Rate Swaps				6
Total Centrally Cleared Swaps				6
Net payments (receipts) of variation margin to date				(8)
Variation margin receivable (payable) on centrally cleared swaps				$ (2)

	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Gain (Loss)
BILATERAL SWAPS 0.0%				
Interest Rate Swaps 0.0%				
JPMorgan Chase, 5 Year Interest Rate Swap, Pay Fixed 1.515%, Receive Variable 0.565%, 3-Month LIBOR 12/7/20 (HKD)	8,000	$ —	$ 0	$ —
Total Interest Rate Swaps			0	—
Total Bilateral Swaps			$ 0	$ —

Deutsche Bank	12/2/16	BRL	4,165	USD	1,226	5
Deutsche Bank	12/2/16	USD	1,240	BRL	4,080	33
Deutsche Bank	12/2/16	USD	25	BRL	85	—
Deutsche Bank	12/9/16	USD	1,728	MYR	7,020	157
Deutsche Bank	1/20/17	USD	58	MYR	257	1
Goldman Sachs	3/13/17	USD	363	CNH	2,521	2
HSBC Bank	12/9/16	MYR	1,890	USD	456	(32)
HSBC Bank	2/17/17	SGD	174	USD	122	—
JPMorgan Chase	12/2/16	BRL	180	USD	53	—
JPMorgan Chase	12/2/16	USD	55	BRL	180	2
JPMorgan Chase	12/9/16	PLN	2,630	USD	678	(53)
JPMorgan Chase	12/12/16	USD	38	JPY	3,950	3
JPMorgan Chase	12/14/16	USD	810	HUF	223,250	53
JPMorgan Chase	12/15/16	EUR	9	USD	10	—
JPMorgan Chase	12/15/16	USD	555	EUR	509	16
JPMorgan Chase	12/15/16	USD	3	EUR	3	—
JPMorgan Chase	1/11/17	EUR	80	USD	85	—
JPMorgan Chase	1/11/17	EUR	50	USD	53	—
JPMorgan Chase	1/18/17	USD	31	RUB	1,936	1
JPMorgan Chase	1/20/17	PEN	385	USD	114	(2)
JPMorgan Chase	1/31/17	EUR	6	USD	6	—
JPMorgan Chase	2/17/17	USD	663	RSD	76,799	8
Morgan Stanley	1/18/17	SGD	341	USD	247	(9)
Royal Bank of Canada	1/20/17	USD	214	MXN	4,400	2
Societe Generale	2/17/17	USD	218	HUF	63,890	1
Societe Generale	2/17/17	USD	660	RSD	76,799	4
Standard Chartered	1/18/17	USD	246	SGD	341	8
State Street	12/2/16	BRL	210	USD	62	—
State Street	12/2/16	USD	62	BRL	210	—
State Street	1/20/17	COP	782,535	USD	252	—
State Street	1/20/17	USD	183	PEN	631	(1)
Net unrealized gain (loss) on open forward currency exchange contracts						$ 620

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended November 30, 2016. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 11/30/16	Value 5/31/16
T. Rowe Price Institutional Floating Rate Fund	106	2,814	106	4,241	6,887
T. Rowe Price Government Reserve Fund +	¤	¤	$ 8	$ 2,732	$ 5,065
Totals			$ 114	$ 6,973	$ 11,952

+At May 31, 2016, the underlying fund's name was T. Rowe Price Reserve Investment Fund.
¤Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 6,913
Dividend income	114
Interest income	-
Investment income	$ 114
Realized gain (loss) on securities	$ (34)
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Global Multi-Sector Bond Fund
November 30, 2016 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $49,977)	$	48,924
Unrealized gain on forward currency exchange contracts		943
Interest receivable		575
Receivable for investment securities sold		274
Foreign currency (cost $27)		27
Receivable for shares sold		5
Cash deposits on centrally cleared swaps		23
Total assets		50,771
Liabilities		
Payable for investment securities purchased		1,504
Unrealized loss on forward currency exchange contracts		323
Investment management and administrative fees payable		78
Variation margin payable on futures contracts		14
Variation margin payable on centrally cleared swaps		2
Total liabilities		1,921
NET ASSETS	**$**	**48,850**
Net Assets Consist of:		
Overdistributed net investment income	$	(458)
Accumulated undistributed net realized loss		(1,743)
Net unrealized loss		(419)
Paid-in capital applicable to 5,030,348 shares of $0.0001 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized		51,470
NET ASSETS	**$**	**48,850**
NET ASSET VALUE PER SHARE	**$**	**9.71**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Global Multi-Sector Bond Fund
(Unaudited)
($000s)

| | 6 Months Ended 11/30/16 |
|---|---|
| **Investment Income (Loss)** | |
| Income | |
| Interest | $ 1,082 |
| Dividend | 119 |
| Other | 3 |
| Total income | 1,204 |
| Expenses | |
| Investment management and administrative expense | 146 |
| Investment management fees waived | (13) |
| Total expenses | 133 |
| Net investment income | 1,071 |
| **Realized and Unrealized Gain / Loss** | |
| Net realized gain (loss) | |
| Securities | 936 |
| Futures | (55) |
| Swaps | 8 |
| Foreign currency transactions | 1,406 |
| Net realized gain | 2,295 |
| Change in net unrealized gain / loss | |
| Securities | (1,158) |
| Futures | (36) |
| Swaps | (47) |
| Other assets and liabilities denominated in foreign currencies | (671) |
| Change in net unrealized gain / loss | (1,912) |
| Net realized and unrealized gain / loss | 383 |
| **INCREASE IN NET ASSETS FROM OPERATIONS** | **$ 1,454** |

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Global Multi-Sector Bond Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Global Multi-Sector Bond Fund
November 30, 2016 (Unaudited)

T. Rowe Price Institutional Income Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Global Multi-Sector Bond Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks to provide high income and some capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared daily and paid monthly. Capital gain distributions are generally declared and paid by the fund annually. Distributions to shareholders are recorded on the ex-dividend date.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2016:

There were no material transfers between Levels 1 and 2 during the six months ended November 30, 2016.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2016, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2016, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2016, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

The following table summarizes the fund’s derivatives at the reporting date by loss exposure to each counterparty, clearinghouse or clearing firm after consideration of collateral, if any. Exchange-traded and centrally cleared derivatives that settle variation margin daily are presented at the variation margin receivable or payable on the reporting date, and exchange-traded options are presented at value.

($000s) Counterparty	Form of MNA	Gross Value on Statement of Assets and Liabilities		Net Amount Due (to)/from Counterparty or Exchange	Collateral Pledged (Received) by Fund	Loss Exposure, After Collateral* (not less than $0)
		Asset	Liability			
Bank of America, N.A.	ISDA	$ 121	$ (4)	$ 117	–	$ 117
Barclays Bank PLC	ISDA	200	(170)	30	–	30
Citibank, N.A.	ISDA	319	(52)	267	$ (262)	5
Credit Suisse International	ISDA	7	–	7	–	7
Deutsche Bank AG	ISDA	196	–	196	–	196
HSBC Bank USA, N.A.	ISDA	–	(32)	(32)	–	–
J.P. Morgan Securities LLC	ISDA	83	(55)	28	–	28
Morgan Stanley & Co. International PLC	ISDA	–	(9)	(9)	–	–
Royal Bank of Canada	ISDA	2	–	2	–	2
Societe Generale	ISDA	5	–	5	–	5
Standard Chartered Bank	FX Letter	8	–	8	–	8
State Street Bank and Trust Company	ISDA	–	(1)	(1)	–	–
Goldman Sachs International	FX Letter	2	–	2	–	2
Centrally Cleared Swaps	n/a	–	(2)	(2)	23	21
Exchange Traded Futures	n/a	–	(14)	(14)	105	91
Total		$ 943	$ (339)			

*In situations such as counterparty default or bankruptcy, the fund may have further rights of offset against amounts due to or from the counterparty under other agreements.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted by the fund is held in a segregated account at the fund’s custodian.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended November 30, 2016, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 40% and 47% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2016, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 6% and 18% of net assets.

Swaps The fund is subject to interest rate risk and/or credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risks. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended November 30, 2016, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 4% and 8% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 28% of the fund’s net assets were invested in emerging markets and 12% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Noninvestment-Grade Debt At November 30, 2016, approximately 39% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Investments in noninvestment-grade holdings may be considered speculative.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments The fund may enter into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of November 30, 2016, no collateral was pledged by the fund or counterparties for TBAs.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $21,393,000 and $53,744,000, respectively, for the six months ended November 30, 2016. Purchases and sales of U.S. government securities aggregated $13,730,000 and $14,863,000, respectively, for the six months ended November 30, 2016.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of May 31, 2016, the fund had $1,510,000 of available capital loss carryforwards.

At November 30, 2016, the cost of investments for federal income tax purposes was $49,997,000. Net unrealized loss aggregated $439,000 at period-end, of which $1,819,000 related to appreciated investments and $2,258,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.50% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and other non-recurring expenses permitted by the investment management agreement are paid directly by the fund.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the six months ended November 30, 2016, are as follows:

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended November 30, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Income Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 19, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 19, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date January 19, 2017